UMB SCOUT FUNDS

REGIONAL FUND
(UMBHX)

SEMIANNUAL REPORT   DECEMBER 31, 1999



A no-load mutual fund that seeks long-term growth of both capital and income by investing in smaller regional companies.


TO THE SHAREHOLDERS

The UMB Scout Regional Fund closed the year at $9.87 per share and had a total return (adjusted for reinvested dividend and capital gain distributions) of -1.66% for the quarter. The Fund pursues an investment goal of long-term growth of both capital and income by investing in smaller companies in an eight-state region (Missouri, Kansas, Arkansas, Oklahoma, Iowa, Nebraska, Colorado and Illinois).

While the final quarter of 1999 was one of recovery for the major market indices, it continued to be two-tiered in nature. Large capitalization technology stocks, which are now heavily weighted in the major stock indices, continued to dominate, as smaller capitalization, value-oriented stocks were left behind. For the full year of 1999, investors in UMB Scout Regional Fund earned +1.26%, which was comparable to the Lipper Small Co. Fund Index of +1.32%.

While the technology stock "mania" has driven communication and internet-related securities to unprecedented valuation levels in relation to underlying fundamentals, the dearth of investors in Midwestern small-cap value companies has sent them in the opposite direction. This weakness in overall market breadth has driven small-cap value stocks in the UMB Scout Regional Fund portfolio to an aggregate price-to-earnings ratio of 15.7X, price-to-book ratio of 2.6X and a dividend yield of 2.3%.

It is our opinion that this weakness in the broad market will eventually be corrected - unless the mania-driven areas, where stocks are measured at multiples to sales, continue to run rampant. Keep in mind that historically, the long term markets tend to correct these excesses and fundamentals usually do win out. Stocks in the UMB Scout Regional Fund are basically on the 50%-off bargain counter compared to their large-cap counterparts.

Utility stocks, which represent about 15% of the portfolio, continue to be negatively affected by the gradual rise in interest rates. And energy stocks, which comprise about 10% of the portfolio, are certainly not yet rising as fast as the price of oil. However, in the latest quarter, we took advantage of price weakness in other small-cap value stock industries and added to existing positions in Deltic Timber, Lee Enterprises, Leggett & Platt and Valmont Industries. It is our belief that well-managed companies such as these, purchased at attractive price levels, will provide rewarding long-term returns for fund investors.

For the six months ended December 31, 1999, shareholders received an ordinary income dividend of $.529 per share, a short-term capital gain of $.01 per share, and a long-term gain of $.47 per share.

Thank you for your continued support of the UMB Scout
Regional Fund. We welcome your questions and comments.

Sincerely,

/s/David B. Anderson
David B. Anderson

UMB  Investment Advisors

Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.

CHART - FUND DIVERSIFICATION - UMB SCOUT REGIONAL FUND
(UMBHX)

TOP TEN EQUITY HOLDINGS

CHART - UMB Scout Regional Fund (UMBHX)

                                          Market       Percent
                                       Value (000's)  of Total

Instituform Technologies, Inc., CL. A     $ 2,204       5.96%
MYR Group, Inc.                             1,175       3.18%
Kerr-McGee Corp.                              930       2.51%
Empire District Electric Co.                  905       2.45%
Maverick Tube Corp.                           864       2.34%
Alltel Corp.                                  827       2.24%
Murphy Oil Corp.                              803       2.17%
CPI Corp.                                     790       2.13%
Lawson Products                               694       1.88%
Clarcor, Inc.                                 675       1.82%
Top Ten Equity Holdings Total:            $ 9,866*     26.67%

As of December 31, 1999, statement of assets. Subject to change.

*Market Values are rounded; may not equal total.

CHART - HYPOTHETICAL GROWTH OF $10,000 - UMB SCOUT REGIONAL
FUND (UMBHX)

CHART - COMPARATIVE RATES OF RETURN

UMB Scout Regional Fund (UMBHX)
as of December 31, 1999
                           1 Year  3 Years  5 Years  10 Years

UMB Scout Regional Fund     1.26%    6.26%   10.13%    7.94%
Lipper Small Cap Value*     1.32%    7.91%   12.90%   11.45%
Russell 2000*              21.26%   13.08%   16.69%   13.40%

Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

The Fund's investment objective was changed August 16, 1991.

*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

CHART - HISTORICAL PER-SHARE RECORD

UMB Scout Regional Fund (UMBHX)

                  Income &                  Cumulative*
           Net    Short-Term    Long-Term     Value Per
          Asset     Gains         Gains       Share Plus
          Value  Distribution  Distribution  Distributions

12/31/86 $10.00     $ 0.08       $   -          $10.08
12/31/87   9.87       0.63           -           10.58
12/31/88   8.67       0.72           -           10.10
12/31/89   8.32       0.60           -           10.36
12/31/90   7.61       0.64           -           10.28
12/31/91   8.30       0.29           -           11.26
12/31/92   9.09       0.12           -           12.17
12/31/93   9.49       0.14           -           12.70
12/31/94   9.20       0.20         0.15          12.77
12/31/95  10.11       0.33         0.57          14.57
12/31/96  10.43       0.23         0.69          15.81
12/31/97  11.89       0.26         0.63          18.16
12/31/98  10.46       0.24         0.74          17.71
12/31/99   9.87       0.16         0.56          17.84

*Does not assume any compounding of reinvested distributions.

Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.


FINANCIAL STATEMENTS           December 31, 1999 (unaudited)

Statement of Net Assets
                                                                 Market
Shares    Company                                                Value

COMMON STOCKS - 95.28%
Basic Materials - 10.19%
 50,000    ACX Technologies                                  $      534,375
    500    Brush Wellman, Inc.                                        8,406
 20,000    Deltic Timber Corp.                                      437,500
 25,000    Falcon Products, Inc.                                    215,625
 40,000    Huntco, Inc. CL. A                                       127,500
 40,020    Kinross Gold Corp.                                        75,038
 21,000    Mallinckrodt Group, Inc.                                 668,063
  3,003    Phelps Dodge Corp.                                       201,576
 30,000    Republic Group, Inc.                                     453,750
 40,000    Safety-Kleen Corp.                                       452,500
 20,000    Sigma-Aldrich Corp.                                      601,250
                                                                  3,775,583
Capital Goods - 21.37%
 30,000    Atchison Casting Co.                                     273,750
 25,000    Baldor Electric                                          453,125
 53,240    BHA Group, Inc.                                          419,265
 18,000    Butler Manufacturing Co.                                 401,625
 35,000    Federal Signal Corp.                                     562,188
 45,000    Harmon Industries, Inc.                                  545,625
 15,000    Hon Industries, Inc.                                     329,063
 78,000    Instituform Technologies, Inc., CL. A                  2,203,500
100,000    Isco, Inc.                                               500,000
 50,000    Layne Christensen Co.                                    362,500
  4,000    MYR Group, Inc.                                        1,175,000
 10,000    Noble Affiliates, Inc.                                   214,375
 10,000    Paul Mueller Co.                                         288,750
 12,000    Valmont Industries, Inc.                                 192,750
                                                                  7,921,515
Consumer Cyclical - 19.23%
 10,000    American Italian Pasta Co., CL. A                        307,500
 80,000    B.I., Inc.                                               610,000
 20,000    Bandag, Inc.                                             500,000
 10,000    Belden, Inc.                                             210,000
  2,200    Bergen Brunswig Corp., CL. A                              18,288
  5,000    Block (H & R), Inc.                                      218,750
 15,000    Boise Cascade Office Product                             225,000
 15,000    Brown Shoe Co.                                           211,875
 30,000    Casey's General Stores, Inc.                             313,125
 37,500    Clarcor, Inc.                                            675,000
  6,000    Dillards, Inc.                                           121,125
 12,000    Donnelley (R.R.) & Sons                                  297,750
  6,000    Esco Electronics Corp.                                    69,750
 37,925    Flexsteel Industries, Inc.                               507,247
 30,000    Kellwood Co.                                             583,125
 30,000    Lawson Products                                          693,750
 14,650    Lee Enterprises, Inc.                                    467,884
 20,000    Leggett & Platt, Inc.                                    428,750
 30,000    Lonestar Steakhouse and Saloon, Inc.                     267,656
  6,500    Maytag Corp.                                             312,000
 20,000    Racing Champions Corp.                                    88,750
                                                                  7,127,325
Consumer Staples - 13.58%
 25,000    Alberto-Culver Co., CL. A                                543,750
 45,000    Angelica Corp.                                           438,750
 50,000    Beverly Enterprises, Inc.                                218,750
 21,000    Brunswick Corp.                                          467,250
 35,000    CPI Corp.                                                789,688
 12,000    Caremark Rx, Inc.                                         60,750
 35,000    I B P, Inc.                                              630,000
 11,000    JPS Packaging Co.                                         32,656
 25,000    Midwest Grain Products, Inc.                             184,375
 70,000    NPC International, Inc., CL. B                           551,250
100,000    Sanfilippo (John B & Son), Inc.                          400,000
 95,000    TCBY Enterprises, Inc.                                   362,188
 21,930    VICORP Restaurants, Inc.                                 353,621
                                                                  5,033,028
Energy - 11.54%
 25,000    Helmerich & Payne, Inc.                                  545,313
 15,000    Kerr-McGee Corp.                                         930,000
 35,000    Maverick Tube Corp.                                      864,063
 14,000    Murphy Oil Corp.                                         803,250
 85,000    Southwestern Energy Co.                                  557,813
  5,000    St. Mary Land & Exploration Co.                          123,750
 20,000    Ultramar Diamond Shamrock Corp.                          453,750
                                                                  4,277,938
Financial - 1.47%
 14,850    Brenton Banks, Inc.                                      150,356
  2,625    Commerce Bancshares, Inc.                                 88,922
  1,000    Kansas City Life Insurance Co.                            33,750
 20,000    Old Republic International Corp.                         272,500
                                                                    545,528
Technology - 2.48%
 40,000    Exabyte Corp.                                            300,000
 50,000    Fansteel, Inc.                                           193,750
  7,500    Molex, Inc.                                              425,156
                                                                    918,906
Transportation & Services - 0.95%
 25,000    Werner Enterprises, Inc.                                 351,563

Utilities - 14.48%
 20,000    Aliant Energy Corp.                                      550,000
 10,000    Alltel Corp.                                             826,875
 12,000    Ameren Corp.                                             393,000
 40,000    Empire District Electric Co.                             905,000
 10,000    Kansas City Power & Light Co.                            220,625
 30,000    Laclede Gas Co.                                          648,750
  4,000    Midamerican Energy Holdings Co.                          134,750
 25,000    St. Joseph Light & Power Co.                             512,500
 16,000    Utilicorp United, Inc.                                   311,000
 15,000    Western Resources, Inc.                                  255,000
 20,000    Williams Companies, Inc.                                 611,250
                                                                  5,368,750

TOTAL COMMON STOCK - 95.28%                                      35,320,135

REPURCHASE AGREEMENT - 4.51%
$1,670,000   Northern Trust Co., 3.50%, due January 3, 2000
              (Collateralized by U.S. Treasury Notes,
              5.375%, due July 31, 2000)                          1,670,000

TOTAL INVESTMENTS - 99.79%                                       36,990,135

Other assets less liabilities -  (0.45%)                            (79,275)

TOTAL NET ASSETS - 100.00%
(equivalent to $9.87 per share; 10,000,000 shares of
$1.00 par value capital shares authorized;
3,745,341.836 shares outstanding)                              $ 37,069,409

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS           DECEMBER 31, 1999 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

ASSETS:
 Investment securities, at market value
   (identified cost $35,831,928)                  $36,990,134
 Dividends receivable                                  73,530
 Cash                                                 (99,989)
     Total assets                                  36,963,675
NET ASSETS                                        $36,963,675

NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital) $34,771,222 Accumulated undistributed income:
   Net investment income                               38,297
   Net realized gain on investment transactions       995,950
 Net unrealized appreciation on investments         1,158,206
NET ASSETS APPLICABLE TO OUTSTANDING SHARES       $36,963,675

Capital shares, $1.00 par value
 Authorized                                        10,000,000

 Outstanding                                        3,745,342

NET ASSET VALUE PER SHARE                         $      9.87

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS         SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)

STATEMENT OF OPERATIONS

INVESTMENT INCOME:
 Income:
   Dividends                                             $   382,878
   Interest                                                   51,632
                                                             434,510
 Expenses:
   Management fees                                           170,086
   Government fees                                            10,986
                                                             181,072
     Net investment income                                   253,438
REALIZED and unrealized LOSS ON INVESTMENTS:
 Net realized gain (loss) from investment transactions     1,898,298
 Decrease in net unrealized appreciation on investments   (5,906,284)
     Net realized and unrealized loss on investments      (4,007,986)
     Net decrease in net assets resulting
      from operations                                    $(3,754,548)

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS

Statements of Changes in net assets
                                                 SIX MONTHS ENDED
                                                DECEMBER 31, 1999    YEAR ENDED
                                                   (UNAUDITED)     JUNE 30, 1999


INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income                            $   253,438       $   774,041
 Net realized gain from investment transactions     1,898,298         1,168,515
 Increase (decrease) in net unrealized
   appreciation on investments                     (5,906,284)         (542,505)
   Net increase (decrease) in net assets
     resulting from operations                     (3,754,548)        1,400,051
DISTRIBUTIONS TO SHAREHOLDERS FROM:*
 Net investment income                               (175,099)         (857,792)
 In excess of net investment income                      -              (40,042)
 Net realized gain (loss) from investment
  transactions                                     (1,728,090)       (2,153,193)
   Decrease in net assets from distributions       (1,903,189)       (3,051,027)
DECREASE FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from 295,138 and 1,231,832 shares sold    3,122,717        12,724,738
 Net asset value of 132,980 and 98,713 shares
  issued for reinvestment of distributions          1,276,608         1,054,588
                                                    4,399,325        13,779,326
 Cost of 576,788 and 1,681,834 shares redeemed     (6,137,224)      (17,677,888)
   Net decrease in net assets from
     capital share transactions                    (1,737,899)       (3,898,562)
     Net increase (decrease) in net assets         (7,395,636)       (5,549,538)
NET ASSETS:
 Beginning of period                               44,359,311        49,908,849
 End of period (including undistributed net
  investment income of $40,041 and ($40,042),
  respectively)                                   $36,963,675       $44,359,311

*Distributions to shareholders:
 Income dividends per share                       $      0.05       $      0.22
 Capital gains distribution per share             $      0.48       $      0.52

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Effective on April 24, 1996, the Fund's shareholders approved a change in the fiscal year-end. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices.
Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily.
Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the six months ended
December 31, 1999 (excluding repurchase agreements and short-
term securities), were as follows:
                                       Other than
                                    U.S. Government   U.S. Government
                                       Securities       Securities

Purchases                              $6,265,018       $  491,339
Proceeds from sales                     9,282,717        1,497,747

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment advisor and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.


This report has been prepared for the information of the Shareholders of UMB Scout Regional Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund, and of the other UMB Scout Funds, are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


UMB Scout Funds
100% No-Load Mutual Funds
Stock Fund
Stock Select Fund
Regional Fund
WorldWide Fund
WorldWide Select Fund
Capital Preservation Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund
   Federal Portfolio
   Prime Portfolio
Tax-Free Money Market Fund
*Available in Kansas and Missouri only.

INVESTMENT ADVISORS AND MANAGER
UMB Bank, n.a., Kansas City, Missouri

AUDITORS
Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a., Kansas City, Missouri

UNDERWRITER, DISTRIBUTOR
AND TRANSFER AGENT
Jones & Babson, Inc., Kansas City, Missouri

UMB SCOUT FUNDS

P.O. Box 219757
Kansas City, MO 64121-9757

Toll Free 800-996-2862

www.umb.com

"UMB", "Scout" and the "Scout" design are registered service marks of UMB Financial Corporation.